                  SHEFFIELD EXPLORATION COMPANY, INC.
                       _________________________

             NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS
                    TO BE HELD ON DECEMBER 5, 1995

                 ____________________________________


     The Annual Meeting of Stockholders of Sheffield Exploration
Company, Inc. (the "Company") will be held at the Norwest Bank
Building, Forum Room, 1740 Broadway, Denver, Colorado at 10:30 a.m. on Tuesday, December 5, 1995, for the purpose of considering and voting upon the following:

     1. To elect five directors to hold office until the next Annual Meeting of Stockholders and until their successors are elected and qualified;

     2. To approve the appointment of Coopers & Lybrand as the Company's auditors for 1996; and

     3. Any other matters which may properly come before the meeting or any adjournment thereof.

     Information relating to the above matters is set forth in the accompanying Proxy Statement. Only shareholders of record at the close of business on November 3, 1995 will be entitled to vote at the meeting or any adjournment thereof.

By Order of the Board of Directors



David L. Milanesi
David L. Milanesi
Secretary

Denver, Colorado
November 6, 1995

     PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD IN THE ENVELOPE PROVIDED, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. IF YOU ATTEND THE MEETING AND SO DESIRE, YOU MAY WITHDRAW YOUR PROXY AND VOTE IN PERSON. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.
                  SHEFFIELD EXPLORATION COMPANY, INC.
                    ______________________________

                            PROXY STATEMENT

                For the Annual Meeting of Stockholders
                    to be held on December 5, 1995.

                             INTRODUCTION

     This Proxy Statement is being furnished to the stockholders of Sheffield Exploration Company, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company (the "Board") for use at the Annual Meeting of Stockholders of the Company to be held on December 5, 1995 (the "Meeting"), and at any adjournment thereof, for the purpose of considering and voting upon the matters set forth in the Notice of Annual Meeting. The Meeting will be held at the Norwest Bank Building, Forum Room, 1740 Broadway, Denver, Colorado at 10:30 a.m. The approximate date on which this Proxy Statement is being mailed to stockholders is November 6, 1995.

                 SHARES OUTSTANDING AND VOTING RIGHTS

     The close of business on November 3, 1995 has been fixed as the record date (the "Record Date") for the determination of holders of the Company's common stock, $.01 par value ("Common Stock") entitled to notice of, and to vote at, the Meeting. At the close of business on November 3, 1995, there were 3,391,261 shares of Common Stock issued and outstanding. Each share of Common Stock is entitled to one vote per share. Cumulative voting is not allowed. A majority of the Company's outstanding Common Stock represented in person or by proxy shall constitute a quorum at the Meeting. If a quorum is present at the Meeting, a majority of shares voting is required for approval of the matters to be voted upon.

     Shares represented by properly executed and unrevoked proxies will be voted at the Meeting in accordance with the directions contained therein. If no direction is made on a proxy card, the shares represented by such proxy will be voted by the persons designated in the proxy "FOR" the election of the Board's nominees to the Board of Directors, and "FOR" the selection of Coopers & Lybrand as the Company's independent accountants. A stockholder executing and returning a proxy card has the power to revoke his or her proxy at any time before it is exercised at the Meeting. Such revocation, to be effective, must either be communicated in writing to the Secretary of the Company prior to the Meeting or effected by attendance at the Meeting and voting in person.

                          PROXY SOLICITATIONS

     The cost of proxy solicitations by or on behalf of the Board of Directors will be borne by the Company. In addition to solicitation of proxies by use of the mail, certain of the officers or employees of the Company may solicit proxies personally or by telephone. Such officers or employees will receive no additional remuneration in connection with the solicitation of proxies. The Company will also, where appropriate, request brokers, dealers, banks and their nominees to transmit proxy materials to their clients and will reimburse them for reasonable expenses related thereto.

                             PROPOSAL ONE

                         ELECTION OF DIRECTORS

     The Bylaws of the Company provide that the number of directors shall be fixed by the Board of Directors. The number of directors is presently fixed at five and there are no vacancies.

     Unless otherwise specified, each properly executed proxy received will be voted "FOR" the election of the five members named below to serve until the 1995 Annual Meeting of Stockholders. Each of the nominees has consented to be named a nominee in this Proxy Statement and to serve as a director if elected. Should any nominee become unable or unwilling to accept a nomination or election, the persons named in the enclosed proxy card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with the Company's Bylaws.

     The following persons have been nominated as directors:

     EDWIN H. MORGENS has been a director since 1981 and served as President of the Company from 1986 to September 1990. He has been Chairman of Morgens, Waterfall, Vintiadis & Co., Inc., a financial services firm, since 1970. Mr. Morgens is also a general partner of three New York investment limited partnerships and chairman of the corporate general partner of a Delaware investment partnership.

     J. SAMUEL BUTLER has been a Director, President and Chief Executive Officer of the Company since September 1990. He served as the Chief Executive Officer of Trinity Petroleum Management, Inc. ("Trinity") and Sterling Energy Corporation ("Sterling") from 1989 until December 1994, and was also a principal in the investment banking firm of Petrie Parkman & Co. from 1989 until December 1994. From 1985 until his affiliation with Trinity and Sterling, he was President and Chief Operating Officer of Columbus Energy Corporation (Denver, Colorado). He is presently a director of Columbus Energy Corporation. Mr. Butler joined the predecessor of Columbus Energy Corporation in 1974.

     RANDALL E. KING has been a principal with the investment banking firm of Petrie Parkman & Co. since April 1989. Mr. King served as Vice President of the Company from September 1990 until December 1994. Also, from 1989 until November 1994, he served as Executive Vice President of Sterling Energy Corporation. Mr. King served as a Vice President of Netherland, Sewell & Associates, a petroleum engineering consulting concern, from 1981 through 1989.

     DAVID A. MELMAN has been a Director of the Company since 1982. He has been Executive Vice President since March 1989 and Vice President - General Counsel for The Exploration Company of Louisiana since January 1984. He has been a director of such company since September 1987.

     MCLAIN J. FORMAN has been a director of the Company since May 1988. Mr. Forman has been President of Forman Petroleum Corporation, a private company engaged in petroleum exploration and production, since 1982.

BOARD OF DIRECTORS' COMMITTEES AND MEETINGS

     The Board has an Audit Committee composed of Messrs. Morgens, Melman and Forman. The Company does not have a compensation or nominating committee.

     The primary functions of the Audit Committee are to make recommendations to the Board concerning engaging the independent auditors, to review the overall scope and the results of the annual audit and to make inquires as to the adequacy of the Company's accounting, financial and operating controls when needed.

     During the fiscal year ended June 30, 1995, the Audit Committee held one meeting and the Board of Directors held seven meetings. Mr. King attended fewer than 75% of the meetings during fiscal 1995.

     See "Beneficial Share Ownership" for the security ownership of the nominees.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE NOMINEES NAMED ABOVE.

                             PROPOSAL TWO

                  APPROVAL OF INDEPENDENT ACCOUNTANTS

     The Board, upon recommendation of its Audit Committee, has appointed Coopers & Lybrand, Certified Public Accountants, to examine the consolidated financial statements of the Company for fiscal 1996. Stockholders are being asked to approve this appointment. Coopers & Lybrand has served the Company in this capacity since 1984.

     Representatives of Coopers & Lybrand are expected to be present at the Meeting with the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF
COOPERS & LYBRAND AS INDEPENDENT ACCOUNTANTS.

                          EXECUTIVE OFFICERS

     The executive officers of the Company and their respective positions and ages are as follows:

     Edwin H. Morgens     54   Chairman

     J. Samuel Butler     50   President and Chief Executive Officer

     Randall E. King      41   Vice President

     David L. Milanesi    48   Vice President, Secretary and Treasurer

     Jerry D. Smothermon  58   Vice President, Operations

     Biographical data on Mr. Morgens, Mr. Butler and Mr. King is set forth under Board of Directors above.

     DAVID L. MILANESI has been Treasurer of the Company or its predecessor, Knight Royalty Corporation since December 1981. He was elected Vice President in September 1990. He served as Controller from 1981 until September 1988 and as Secretary from January 1983 to September 1988 and from March 1991 to the present. Mr. Milanesi is a Certified Public Accountant and has a Masters Degree in Business Administration from Northwestern University.

     JERRY D. SMOTHERMON has been Vice President - Operations of the Company since December 1994. From January 1991 until December 1994 he served in the same capacity with Trinity. Prior thereto, from July 1989, he served as a consultant to Trinity. Mr. Smothermon received a degree in Petroleum Engineering from the University of Wyoming and is a registered Professional Engineer.

                      BENEFICIAL SHARE OWNERSHIP

     The following table sets forth, as of October 27, 1995, information regarding the beneficial ownership of the Company's Common Stock (i) by each person known by the Company to be the beneficial owner of more than five percent of the Common Stock of the Company,
(ii) by each of the Company's directors and (iii) by all directors and officers of the Company as a group.

                                                                                         PERCENT OF
NAME AND ADDRESS                                       AMOUNT AND NATURE                 OUTSTANDING
OF BENEFICIAL OWNER                                  BENEFICIAL OWNER <F1>               SHARES <F2>
-------------------                                  ---------------------               -----------
Edwin H. Morgens                                           486,050 <F3>                      14.3%
10 East 50th Street
New York, NY  10022

J. Samuel Butler                                           174,810 <F4>                       5.1%
1801 Broadway, Suite 600
Denver, CO  80202

Randall E. King                                             41,667 <F5>                       1.2%
1801 Broadway, Suite 600
Denver, CO  80202

David A. Melman                                             14,761                             *
1801 Broadway, Suite 600
Denver, CO  80202

McLain J. Forman                                             6,667                             *
1801 Broadway, Suite 600
Denver, CO  80202

All Officers and Directors                                 805,621 <F6>                      23.0%
 as a Group (7 persons)


* Indicates less than one percent.
<F1> All shares are owned both of record and beneficially unless otherwise specified by footnote to this table.

<F2> Based on 3,391,261 shares of Common Stock outstanding.

<F3> Shares are held by the Edwin H. Morgens and Linda H. Morgens 1993 Trust.

<F4> Includes 50,000 shares issuable upon exercise of stock options granted under the 1990 Stock Option Plan.
     Also includes 7,000 shares held in trust for Mr. Butler's grandchildren for which Mr. Butler serves as
     Trustee.  Mr. Butler disclaims beneficial ownership of such 7,000 shares.

<F5> Includes 16,667 shares issuable upon exercise of stock options granted under the 1990 Stock Option Plan.

<F6> Includes 50,000 shares issuable upon exercise of stock options granted under the 1990 Stock Option Plan and not included in prior footnotes.

                        MANAGEMENT COMPENSATION

EXECUTIVE COMPENSATION

     During September 1990, the Company signed an agreement with Trinity Petroleum Management ("Trinity") providing for Trinity to furnish management services to the Company. In conjunction with the agreement, some of the Company's officers transferred to Trinity, maintaining their status as officers of the Company but being compensated by Trinity. Accordingly, the Company paid no compensation other than grants of stock options to any officer or employee during the 1993 and 1994 fiscal years and through the second quarter of fiscal 1995. On December 31, 1994, however, the Company purchased all of the outstanding stock of Trinity and, therefore, the management services agreement with Trinity was discontinued and the Company's officers began receiving compensation directly from the Company. Compensation paid and stock options granted to Mr. Butler, the Chief Executive Officer of the Company, is set forth in the following table:

                      SUMMARY COMPENSATION TABLE
____________________________________________________________________________________________________________________

                                                       ANNUAL COMPENSATION                LONG-TERM COMPENSATION
                                                       ___________________                _______________________

  NAME AND PRINCIPAL POSITION        YEAR         SALARY($)          BONUS($)               AWARDS/OPTIONS/SARS
  ___________________________        _____        _________          _________               ___________________
     J. Samuel Butler
     President & CEO                1995         $65,000 <F1>       $ 65,000 <F2>                  ----

                                    1994           N.A                 N.A                    50,000 shares

                                    1993           N.A                 N.A                    50,000 shares

<F1> Compensation was paid by the Company for the quarters ended March 31, 1995 and June 30, 1995.  Compensation for the quarters ended September 30, 1994 and December 31, 1994 was paid by Trinity.

<F2> In January 1995, Mr. Butler was granted a cash bonus of $65,000 for the purpose of exercising a Special
     Purchase Warrant, purchasing 43,333 shares of common stock at a price of $1.50 per share.  The bonus was granted in conjunction with the Company's acquisition of Trinity.


AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND YEAR END OPTIONS/SAR VALUES<F1>

                                                               NUMBER OF
                                                              UNEXERCISED           VALUE OF UNEXERCISED
                                                            OPTIONS/SARS FOR           OPTIONS/SARS FOR
                            SHARES          VALUE               YEAR END                 YEAR END
                         ACQUIRED ON      REALIZED            EXERCISABLE/             EXERCISABLE/
       NAME              EXERCISE(#)         ($)             UNEXERCISABLE            UNEXERCISABLE
 _________________       ___________      ________          _______________         ____________________
 J. Samuel Butler         43,333<F1>          -0-             50,000/50,000             $71,875/$71,875

<F1> Special Purchase Warrant issued in September 1990 for 43,333 shares of Common Stock at a purchase price of
     $1.50 per share.  The warrant became exercisable in three equal parts on September 13, 1991, 1992 and 1993 and was due to expire on September 14, 1995.

COMPENSATION TO DIRECTORS

     Directors of the Company are paid a director's fee of $250 for each meeting of the Board of Directors that they attend.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the terms of the Company's management agreement, Trinity provided management and administrative services to the Company and to Sterling Energy Corporation, a 6.6% stockholder of the Company. In conjunction with the purchase of Republic in May 1993, effective June 1, 1993, the Company agreed to an increase in the management fees payable under the management agreement with Trinity from $100,000 per year to $232,000 through June 30, 1994 and $172,000 thereafter. On December 31, 1994, the Company purchased all of the outstanding stock of Trinity from Mr. J. Samuel Butler. Mr. Butler is a director, officer and stockholder of the Company, and was a director, officer and the sole stockholder of Trinity at the time of the transaction. The Company's Board of Directors, with Mr. Butler abstaining, approved consummation of the transaction and determined that the value of the Trinity shares received by the Company in exchange for the issuance by the Company to Mr. Butler of 60,000 shares of Common Stock (valued at $1.44 per share based upon the then-current stock price) and a cash payment of $9,756 represented a fair value to the Company.

                             MISCELLANEOUS

ANNUAL REPORT ON FORM 10-K

     The Company's Annual Report on Form 10-K, as filed with the Securities and Exchange Commission for the fiscal year ended June 30, 1995 (the "Annual Report"), is being mailed herewith to the Company's stockholders entitled to notice of, and to vote at, the Meeting. In addition, upon written request of any stockholder not receiving the Annual

Report, the Company will provide without charge, a copy of the Annual Report. Requests should be mailed to the Corporate Secretary, Sheffield Exploration Company, Inc., 1801 Broadway, Suite 600, Denver, Colorado 80202. The Company's telephone number is (303) 296-1908.

PROPOSALS OF SECURITY HOLDERS FOR 1996 MEETING

     Proposals of security holders intended to be presented at the 1996 Annual Meeting must be received by the Company for inclusion in the proxy statement and form of proxy relating to that meeting no later than July 9, 1996.

OTHER MATTERS

     The proxy holders are authorized to vote, in their discretion, upon any other business that comes before the Meeting and any adjournment of the Meeting. The Board knows of no other matters which will be presented to the Meeting.

     David L. Milanesi

     David L. Milanesi

     Secretary







PROXY             SHEFFIELD EXPLORATION COMPANY, INC.            PROXY
----------------------------------------------------------------------
     The undersigned stockholder hereby appoints J. SAMUEL BUTLER and DAVID L. MILANESI, and any one of them, the proxies of the undersigned, with power of substitution, hereby revoking any proxy heretofore given, to vote all shares which the undersigned is entitled to vote at the 1995 Annual Meeting of Stockholders of SHEFFIELD EXPLORATION COMPANY, INC. (the "Company") to be held at Norwest Bank Building, Forum Room, 1740 Broadway, Denver, Colorado at 10:30 a.m., on Tuesday, December 5, 1995, and at any adjournments thereof, with all powers the undersigned would possess if personally present, and the undersigned authorizes and instructs said proxies to vote in their discretion upon any other matters as may properly come before the meeting, and specifically as follows:

Item 1 - Election of directors: Edwin H. Morgens, J. Samuel Butler, David A. Melman, McLain J. Forman and Randall E. King. (TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE,
          STRIKE A LINE THROUGH THE NOMINEE'S NAME.)

          FOR [ ]              AGAINST [ ]             ABSTAIN [ ]

Item 2 - The approval of Coopers & Lybrand as the Company's independent auditors for fiscal 1996.

          FOR [ ]              AGAINST [ ]             ABSTAIN [ ]


                                                      (SEE OTHER SIDE)
                              Date____________________________________

                              Signature_______________________________

                              Signature_______________________________

                              Please mark, date and sign as your name
                              appears above and return in the enclosed envelope. If acting as executor, administrator, trustee, guardian, etc., you should so indicate when signing. If the signer is a corporation, please sign the full corporate name by a duly authorized officer. If shares are held jointly, each stockholder named should sign.

                              THE SHARES REPRESENTED BY THIS PROXY
                              WILL BE VOTED AS DIRECTED BY THE
                              STOCKHOLDER.  IF NO DIRECTION IS GIVEN,
                              SUCH SHARES WILL BE VOTED "FOR" ITEMS 1
                              AND 2.